UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 18, 2024
Date of Report (Date of earliest event reported)

CYCLO THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-39780	59-3029743
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6714 NW 16th Street, Suite B Gainesville, Florida	32653
(Address of principal executive offices)	(Zip Code)

(386) 418-8060
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.0001 per share	CYTH	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	CYTHW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Amendment to Agreement and Plan of Merger

On August 21, 2024, Cyclo Therapeutics, Inc., a Nevada corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company; Rafael Holdings, Inc., a Delaware corporation (“Rafael”); Tandem Therapeutics, Inc., a Nevada corporation and a wholly-owned subsidiary of Rafael (“First Merger Sub”); and Tandem Therapeutics, LLC, a Nevada limited liability company and a wholly-owned subsidiary of Rafael (“Second Merger Sub”), pursuant to which: (i) First Merger Sub will merge with and into the Company, with the Company being the surviving entity (the “First Merger”), and (ii) immediately following the First Merger, the Company will merge with and into Second Merger Sub, with Second Merger Sub being the surviving entity of the subsequent merger (the “Second Merger” and together with the First Merger, the “Merger”). The Merger is subject to the satisfaction or waiver of several conditions set forth in the Merger Agreement and the approval of the Company’s and Rafael’s respective stockholders.

In connection with the Merger, Rafael filed a registration statement on Form S-4 with the Securities and Exchange Commission (the “SEC”) on October 9, 2024, as amended on November 22, 2024 and December 20, 2024 (File Number 333-282558) (the “Form S-4”). The Merger Agreement provides that it may terminate or be terminated in certain circumstances, including in the event that the SEC has not declared the Form S-4 effective under the Securities Act of 1933, as amended (the “Securities Act”) by December 31, 2024 (the “Merger Agreement End Date”). Accordingly, on December 18, 2024, the Company and Rafael entered into an Amendment to Agreement and Plan of Merger (the “Amendment to Merger Agreement”), pursuant to which the Merger Agreement End Date was extended from December 31, 2024 to February 15, 2025.

The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, which the Company filed as Exhibit 2.1 to the Current Report on Form 8-K filed with the SEC on August 22, 2024. The foregoing description of the Amendment to Merger Agreement is qualified in its entirety by reference to the actual terms thereof contained in the Amendment to Merger Agreement, which is being filed as Exhibit 2.1 to this Current Report on Form 8-K, and such terms are incorporated herein by reference.

Amendment to Convertible Promissory Notes

Rafael is the holder of: (i) that certain Convertible Promissory Note, dated June 11, 2024 (the “June Promissory Note”), made by the Company in favor of Rafael, in the original principal amount of Two Million Dollars ($2,000,000.00), with a maturity date of December 21, 2024; (ii) that certain Convertible Promissory Note, dated July 16, 2024 (the “July Promissory Note”), made by the Company in favor of Rafael, in the original principal amount of Two Million Dollars ($2,000,000.00), with a maturity date of December 21, 2024; (iii) that certain Convertible Promissory Note, dated August 21, 2024 (the “August Promissory Note”), made by the Company in favor of Rafael, in the original principal amount of Three Million Dollars ($3,000,000.00), with a maturity date of December 21, 2024; (iv) that certain Convertible Promissory Note, dated September 9, 2024 (the “September Promissory Note”), made by the Company in favor of Rafael, in the original principal amount of Three Million Dollars ($3,000,000.00), with a maturity date of December 21, 2024; (v) that certain Convertible Promissory Note, dated October 8, 2024 (the “October Promissory Note”), made by the Company in favor of Rafael, in the original principal amount of Three Million Dollars ($3,000,000.00), with a maturity date of December 21, 2024; (vi) that certain Convertible Promissory Note, dated November 7, 2024 (the “November Promissory Note”), made by the Company in favor of Rafael, in the original principal amount of Two Million Dollars ($2,000,000.00), with a maturity date of December 21, 2024; and (vii) that certain Convertible Promissory Note, dated December 5, 2024 (the “December Promissory Note”, and together with the June Promissory Note, the July Promissory Note, the August Promissory Note, the September Promissory Note, the October Promissory Note, and the November Promissory Note, each a “Note” and collectively, the “Notes”), made by the Company in favor of Rafael, in the original principal amount of One Million Dollars ($1,000,000.00), with a maturity date of December 21, 2024.

On December 21, 2024, the Company entered into an Amendment to Convertible Promissory Notes (the “Amendment to Notes”) with Rafael, pursuant to which each of the Notes was amended to extend the maturity date thereunder from December 21, 2024 to February 15, 2025.

The foregoing description of the Amendment to Notes is qualified in its entirety by reference to the actual terms thereof contained in the Amendment to Notes, which is being filed as Exhibit 10.1 to this Current Report on Form 8-K, and such terms are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained under the heading “Amendment to Convertible Promissory Notes” in Item 1.01 above is hereby incorporated by reference into this Item 2.03.

Item 8.01.	Other Events.

On December 23, 2024, the Company received a notice from Rafael that Rafael had elected, pursuant to Section 2(c) of the August Promissory Note, to convert Two Million Five Hundred Thousand Dollars ($2,500,000) of the outstanding balance of the August Promissory Note into 3,968,254 shares of the Company’s common stock, at a conversion price of $0.63 (the “Conversion”). The conversion price was based on the closing price of the Company’s common stock on The Nasdaq Capital Market on December 20, 2024, the trading date immediately preceding the date of Conversion. After the Conversion, Rafael is the holder of approximately 39.5% of the Company’s common stock.

The foregoing description of the August Promissory Note is qualified in its entirety by reference to the full text of the August Promissory Note, which the Company filed as Exhibit 10.5 to the Current Report on Form 8-K filed with the SEC on August 22, 2024.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Amendment to Agreement and Plan of Merger dated as of December 18, 2024 by and among Cyclo Therapeutics, Inc. and Rafael Holdings, Inc.+
10.1	Amendment to Convertible Promissory Notes dated as of December 21, 2024 by and among Cyclo Therapeutics, Inc. and Rafael Holdings, Inc.+
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

+Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYCLO THERAPEUTICS, INC.

Date: December 23, 2024	By:	/s/ N. Scott Fine
N. Scott Fine, Chief Executive Officer